UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2016

FORESIGHT ENERGY LP

(Exact name of registrant as specified in charter)

__________________________

Delaware 001-36503 80-0778894

(State or other jurisdiction of incorporation)

(Commission

File Number)

(IRS Employer

Identification No.)

211 North Broadway

Suite 2600

  Saint Louis, MO    63102

(Address of principal executive offices)

(314) 932-6160

(Registrant’s telephone number, including area code)

______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2016, Foresight Energy LP, a Delaware limited partnership (the “Partnership”), entered into retention award agreements (each, a “Retention Award Agreement”) with Rashda M. Buttar and James T. Murphy (the “Executive Officers”), each of which is currently a named executive officer of Foresight Energy GP LLC, the general partner of the Partnership.  The Retention Award Agreements are intended to recognize exceptional individual performance of each Executive Officer’s duties and to retain the services of the Executive Officers for certain periods of time as described below.

Under the terms of the Retention Award Agreements, each Executive Officer received a cash award (the “Award”) that was paid by the Partnership on February 26, 2016.  Pursuant to her Retention Award Agreement, Ms. Buttar received an Award of $1,000,000. In the event that Ms. Buttar is terminated prior to June 4, 2017 due to (x) a termination by the Partnership for “Cause” (as defined in her Retention Award Agreement) or (y) any termination by Ms. Buttar other than for “Good Reason” (as defined in her Retention Award Agreement), which would include a retirement by her without “Good Reason”, then Ms. Buttar will be required to repay to the Partnership the pro rata portion of her Award based on the number of days remaining until June 4, 2017.  Pursuant to his Retention Award Agreement, Mr. Murphy received an Award of $450,000. In the event that Mr. Murphy is terminated prior to February 26, 2018 due to (x) a termination by the Partnership for “Cause” (as defined in his Retention Award Agreement) or (y) any termination by Mr. Murphy other than for “Good Reason” (as defined in his Retention Award Agreement), which would include a retirement by him without “Good Reason”, then Mr. Murphy will be required to repay to the Partnership the pro rata portion of his Award based on the number of days remaining until February 26, 2018.

The foregoing description of the Retention Award Agreements is qualified in its entirety by reference to the full text of the Retention Award Agreements, which are filed herewith as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
10.1 Retention Award Agreement of Rashda M. Buttar dated February 26, 2016
10.2 Retention Award Agreement of James T. Murphy dated February 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Foresight Energy LP
By:	Foresight Energy GP LLC,
its general partner
By:	/s/ Robert D. Moore
Robert D. Moore
President and Chief Executive Officer
Date: February 26, 2016

EXHIBIT INDEX

Exhibit

No. Description

10.1	Retention Award Agreement of Rashda M. Buttar dated February 26, 2016
10.2	Retention Award Agreement of James T. Murphy, dated February 26, 2016